UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017 (May 19, 2017)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

United States Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Pursuant to the approval of the Audit Committee of the Board of Directors (the “Audit Committee”), on May 19, 2017, Altisource Asset Management Corporation (“AAMC” or the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, and engaged Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The decision to dismiss Deloitte and engage EY was made as a result of a competitive bidding process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Deloitte's reports on the consolidated financial statements of the Company as of and for years ended December 31, 2016 and December 31, 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2016 and December 31, 2015 and the subsequent interim period from January 1, 2017 through May 19, 2017, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during the interim period from January 1, 2017 through May 19, 2017.

During the Company’s fiscal years ended December 31, 2016 and December 31, 2015, there were two “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, which are described below.

(1)
As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent to the filing of the Company’s Form 10-K for the year ended December 31, 2014, the Public Company Accounting Oversight Board conducted an inspection of Deloitte’s audit of the Company’s 2014 consolidated financial statements and internal control over financial reporting. Following this inspection, during the fourth quarter of 2015, Deloitte requested a re-evaluation of certain internal controls. In re-evaluating these controls, management identified two control deficiencies in internal control over financial reporting and determined that these deficiencies were material weaknesses at December 31, 2014. The material weaknesses were related to the design of 1) the review of the broker price opinions used to record real estate owned and real estate assets held for sale, including monitoring the internal controls that are in place at the vendors utilized by the Company to provide fair value information for individual properties and 2) the review of the assumptions used to determine the fair value of mortgage loans, in each case related to the financial statements of Altisource Residential Corporation (“RESI”), which had been consolidated into the Company’s consolidated financial statements for all periods through December 31, 2015. These material weaknesses had no impact on the Company’s financial position, results of operations or cash flows as of and for the year ended December 31, 2014. As of December 31, 2015, the Company had remediated the material weakness relating to the review of the broker price opinions used to record real estate owned and real estate assets held for sale. The second material weakness, related to the review of assumptions, including consideration of market transactions utilized in its determination of the fair value of the mortgage loans, remained as of December 31, 2015; however, this remaining material weakness had no impact on the Company’s financial position, results of operations or cash flows as of and for the year ended December 31, 2015. In addition, as a result of the deconsolidation of RESI from the Company's consolidated financial statements as of January 1, 2016, the second material weakness relating to the assumptions utilized in determining the fair value of mortgage loans was no longer applicable to the Company immediately following December 31, 2015.

(2)
As previously disclosed in the Company’s Quarterly Report on Form 10-Q/A for the three months ended June 30, 2016, the Company had concluded that its disclosure controls and procedures as of June 30, 2016 were not effective at the reasonable assurance level. This conclusion was based solely on a material weakness in the Company’s internal control over financial reporting relating to the operation of its review procedures for the consolidated financial statements and footnotes, which resulted in an error in the disclosure of loss per share of common stock for the three and six months ended June 30, 2016. Although the Company had correctly reported the net loss attributable to stockholders and weighted average common stock outstanding for the period ended June 30, 2016, an error was identified in the loss per share of common stock for the three and six months ended June 30, 2016, causing the Company to amend the Form 10-Q to correct the error. This material weakness was fully remediated by the Company as of December 31, 2016.

The Audit Committee has discussed the subject matter of the foregoing material weaknesses with Deloitte, and the Company has authorized Deloitte to respond fully to the inquiries of EY concerning such matters.

During the fiscal years ended December 31, 2016 and December 31, 2015 and the subsequent interim period through May 19, 2017, neither the Company nor anyone on its behalf consulted with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Deloitte agrees with such disclosures or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Deloitte, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter to the SEC from Deloitte & Touche LLP dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
May 25, 2017	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary